Exhibit 99.1

For Immediate Release	Contacts:
May 14, 2020	Joseph Jaffoni, Jennifer
Neuman, Norberto Aja
JCIR
(212) 835-8500
etm@jcir.com

ENTERCOM COMMUNICATIONS REPORTS

FIRST QUARTER RESULTS

Philadelphia, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended March 31, 2020.

Key Highlights

•	After being up over 7% February YTD, net revenues for the quarter were down 4% to $297 million due to the impact of COVID-19

•	Digital revenues were up 41% YoY for the quarter, propelled by strong audience and revenue growth in podcasting and digital audio advertising

•	To mitigate the impact of the downturn in revenues and to preserve liquidity, the Company rapidly executed the following actions:

•	Reduced fixed costs by $150 million during the remainder of 2020. The Company will also realize reduced variable expenses tied to revenues.

•	Cut planned capital expenditures by over 40% to a revised range of between $25 -$30 million for 2020.

•	Due to benefits provided by the CARES Act, cash income tax payments now expected to be less than $10 million for 2020.

•	Realized $10.8 million of proceeds from the sale of WAAF-FM in Boston in April.

•	Strong liquidity position and no near term maturities

•	$189 million of cash on-hand at March 31st

•	98% of outstanding debt matures November 2024 or later

David J. Field, President and Chief Executive Officer, stated: “I want to salute the outstanding work and dedication of the Entercom team, which has risen to the unique challenges of these unprecedented times to serve the American public, our customers and our communities. Entercom began the year on a strong note driving revenues up over 7% through February before facing the impact of the COVID-19 pandemic. We have taken important actions to mitigate the impact of the pandemic and are well positioned financially to operate effectively through the crisis. Strategically, we are well positioned to fully participate in the recovery and the attractive growth opportunities in the audio space, with strong leadership positions in broadcast radio and podcasting, the fastest growing digital audio platform, unparalleled leadership in news and sports, and strong data and analytics capabilities.”

First Quarter Summary

•	Net revenues for the quarter were $297.0 million, down 4% compared to $309.0 million in the first quarter of 2019

•	Operating income for the quarter was $11.4 million, which included a non-cash impairment charge of $1.1 million, compared to $30.4 million in the first quarter of 2019

•	Adjusted EBITDA for the quarter was $34.5 million, down 19% compared to $42.7 million in the first quarter of 2019

•	Net loss per diluted share for the quarter was $0.07 compared to net income of $0.02 per diluted share in the first quarter of 2019

•	Adjusted net loss per diluted share for the quarter was $0.01 compared to adjusted net income of $0.03 per diluted share in the first quarter of 2019

Additional Information

In April, the Company completed its sale of Boston station WAAF-FM to Educational Media Foundation (“EMF”) for $10.8 million in cash. EMF began programming the station on February 22, 2020 under a network affiliation agreement.

In response to the negative impact of COVID-19 on the economy and advertising market, the Company fully drew its revolving credit facility to increase the amount of cash on its balance sheet. As of March 31, 2020, the Company had outstanding $1,002 million of senior debt under its credit facilities, $425 million in second-lien notes and $400 million in senior notes (the amounts of senior debt and senior notes both exclude unamortized premium). In addition, the Company had $189 million in cash on hand.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Thursday, May 14, 2020, at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (773) 799-3659, passcode: Entercom (domestic and international callers). Due to COVID-19, there may be a delay in joining the call, and so participants should consider dialing in 15 minutes early to ensure hearing the entire call. Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (888) 566-0689. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, restructuring and integration costs, other expenses related to the refinancing; non-recurring expenses otherwise included in corporate or station expenses; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, restructuring and integration costs, preferred stock dividends; non-recurring expenses otherwise included in corporate or station expenses, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; restructuring and integration costs, other income and non-recurring expenses otherwise included in corporate or station expenses; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, and Net Capital Expenditures.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, restructuring and integration costs, and non-recurring expenses otherwise included in corporate or station expenses; (vi) other expenses related to refinancing; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share - Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share - Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for Management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share - Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging 170 million people each month through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom).

(amounts in thousands, except per share data)
(unaudited)
	Three Months Ended
	March 31,
	2020	2019
STATEMENTS OF OPERATIONS
Net Revenues	$297,030	$309,005

Station Expenses	249,549	247,570
Station Expense - Non-Cash Compensation	502	1,415
Corporate Expenses	15,959	18,778
Corporate Expenses - Non-Cash Compensation	1,278	2,157
Depreciation And Amortization	12,498	11,104
Time Brokerage Agreement Expense (Income)	—	40
Merger And Acquisition Costs	—	9
Impairment Loss	1,050	—
Restructuring Charges	4,209	1,014
Integration Costs	622	1,135
Net (Gain) Loss On Sale Or Disposition of Assets	—	(4,600)

Total Operating Expenses	285,667	278,622

Operating Income	11,363	30,383

Net Interest Expense	23,621	25,220

Income (Loss) Before Income Taxes	(12,258)	5,163
Income Taxes (Benefit)	(3,120)	2,038

Net Income (Loss)	$(9,138)	$3,125

Net Income (Loss) Per Share – Basic	$(0.07)	$0.02

Net Income (Loss) Per Share – Diluted	$(0.07)	$0.02

Dividends Declared And Paid Per Common Share	$0.02	$0.09

Weighted Common Shares Outstanding – Basic	134,890	138,099

Weighted Common Shares Outstanding – Diluted	134,890	138,523

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$8,899	$20,510
Adjusted Income Taxes Paid	$1,297	$697
Cash Dividends On Common Stock Declared And Paid	$2,692	$12,430

	March 31, 2020	December31, 2019
SELECTED BALANCE SHEET DATA
Cash and Cash Equivalents	$189,238	$20,393
Senior Debt - Term B-1 Loan (Includes Current Portion)	$758,122	$770,000
Senior Debt - Revolver (Includes Current Portion)	$243,749	$117,000
Senior Secured Notes	$425,000	$425,000
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$870,187	$881,443

OTHER FINANCIAL DATA

	Three Months Ended
	March 31,
	2020	2019
Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$11,363	$30,383
Corporate Expenses	15,959	18,778
Corporate Expenses - Non-Cash Compensation	1,278	2,157
Station Expenses - Non-Cash Compensation	502	1,415
Depreciation And Amortization	12,498	11,104
Merger And Acquisition Costs	—	9
Restructuring Charges	4,209	1,014
Impairment Loss	1,050	—
Integration Costs	622	1,135
Net Time Brokerage Agreement Expense (Income)	—	40
Net Gain (Loss) On Sale Or Disposition of Assets	—	(4,600)

Station Operating Income	$47,481	$61,435

Reconciliation Of GAAP Net Income (Loss) To Adjusted EBITDA
Net (Income) Loss	$(9,138)	$3,125
Income Taxes (Benefit)	(3,120)	2,038
Net Interest Expense	23,621	25,220
Corporate Expenses - Non-Cash Compensation	1,278	2,157
Station Expenses - Non-Cash Compensation	502	1,415
Depreciation And Amortization	12,498	11,104
Time Brokerage Agreement Expense (Income)	—	40
Merger And Acquisition Costs	—	9
Restructuring Charges	4,209	1,014
Integration Costs	622	1,135
Non-Recurring Expenses Otherwise Included in Station Expenses	3,000	—
Impairment Loss	1,050	—
Net Gain (Loss) On Sale Or Disposition of Assets	—	(4,600)

Adjusted EBITDA	$34,522	$42,657

Reconciliation of GAAP Net Income (Loss) To Adjusted Free Cash Flow
Net Income (Loss)	$(9,138)	$3,125
Depreciation And Amortization	12,498	11,104
Deferred Financing Costs Included In Interest Expense	946	801
Amortization Debt Premium Included In Interest Expense	(849)	(715)
Non-Cash Compensation Expense	1,780	3,572
Merger And Acquisition Costs	—	9
Integration Costs	622	1,135
Restructuring Charges	4,209	1,014
Non-Recurring Expenses Otherwise Included in Station Expenses	3,000	—
Impairment Loss	1,050	—
Net (Gain) Loss On Sale Or Disposition of Assets	—	(4,600)
Income Taxes (Benefit)	(3,120)	2,038
Net Capital Expenditures, Including Amortizable Intangibles	(8,899)	(20,510)
Adjusted Income Taxes Paid	(1,297)	(697)

Adjusted Free Cash Flow	$802	$(3,724)

Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(9,744)	$(20,510)
Reimbursed Tenant Improvement Allowance	845	—

Net Capital Expenditures	$(8,899)	$(20,510)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$(1,297)	$(1,790)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	894
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	—	199

Adjusted Income Taxes Paid	$(1,297)	$(697)

Reconciliation of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$(9,138)	$3,125
Income Taxes (Benefit)	(3,120)	2,038
Merger And Acquisition Costs	—	9
Non-Recurring Expenses Otherwise Included in Station Expenses	3,000	—
Impairment Loss	1,050	—
Integration Costs	622	1,135
Restructuring Charges	4,209	1,014
Net (Gain) Loss On Sale Or Disposition of Assets	—	(4,600)
Non-Cash Compensation Expense	1,780	3,572

Adjusted Net Income Before Income Taxes	(1,597)	6,293
Income Taxes	(479)	1,888

Adjusted Net Income	$(1,118)	$4,405

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	134,890	138,523
Diluted Shares Excluded When Reporting A Net Loss	—	—

	134,890	138,523

Adjusted Net Income (Loss) Per Share - Diluted	$(0.01)	$0.03